Exhibit 10.24

2006 Equity Incentive Plan, as amended

SHUTTERFLY, INC.

2006 Equity Incentive Plan

(adopted by the Board on June 20, 2006)
(amended and restated on May 20, 2010)

1.           PURPOSE.   The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards.  Capitalized terms not defined elsewhere in the text are defined in Section 27.

2.           SHARES SUBJECT TO THE PLAN.

2.1           Number of Shares Available.   Subject to Sections 2.2 and 21.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of March 24, 2010 is Four Million Nine Hundred Fifty-Five Thousand Seven Hundred Thirty-Five (4,955,735) Shares, which number includes the Ninety-Three Thousand (93,000) authorized shares not issued or subject to outstanding grants under the Company’s 1999 Stock Plan (the “1999 Plan”) on the date the 1999 Plan was terminated.  Subject to Sections 2.2 and 21.2 hereof, Shares subject to Awards, and Shares issued upon exercise of Awards, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares:  (i) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (ii) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; or (iii) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued.  Options and SARs to be settled in shares of the Company’s Common Stock shall be counted in full against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon exercise of the Option or upon settlement of the SAR.  In the event that Participant tenders or the Company withholds Shares to pay either the Exercise Price of an Award or the withholding taxes due upon the exercise of an Award, (i) the full number of Shares exercised (including such number of Shares used to pay the Exercise Price or withholding taxes) shall reduce the Number of Shares available for issuance under the Plan and (ii) such number of Shares used to pay the Exercise Price or withholding taxes shall not be added to the Shares authorized for grant under the Plan.  The number of Shares available for grant and issuance under the Plan shall be increased as follows: (i) on January 1, 2011 by three and one-half percent (3.5%) of the number of Shares issued and outstanding on the December 31 immediately prior to the date of the increase; (ii) on January 1, 2012 by three and three tenths percent (3.3%) of the number of Shares issued and outstanding on the December 31 immediately prior to the date of the increase and (iii) on January 1, 2013 by three and one tenth percent (3.1%) of the number of Shares issued and outstanding on the December 31 immediately prior to the date of the increase.  No more than 7,000,000 Shares shall be issued pursuant to the exercise of ISOs.  At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.2           Adjustment of Shares.  In the event that the number or type of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number and class of Shares reserved for issuance under this Plan, (b) the Exercise Prices of outstanding Options and SARs, (c) the number of Shares subject to outstanding Options and SARs and (d) if any such occurrence is after the Effective Date, the maximum number of Shares that may be granted pursuant to Section 3 shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and in compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued.

3.           ELIGIBILITY.  ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company.  All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.  No person will be eligible to receive more than one million (1,000,000) Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of two million (2,000,000) Shares in the calendar year in which they commence their employment.  A person may be granted more than one Award under this Plan.

4.           ADMINISTRATION.

4.1           Committee Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee.  Except for Awards made to Outside Directors pursuant to Section 6 hereof, and subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan.  Except for Awards made to Outside Directors pursuant to Section 6 hereof, the Committee will have the authority to:

(a)           construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)           prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)           select persons to receive Awards;

(d)           determine the form and terms of Awards;

(e)           determine the number of Shares or other consideration subject to Awards;

(f)           determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)           grant waivers of Plan or Award conditions;

(h)           determine the vesting, exercisability and payment of Awards;

(i)           correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)           determine whether an Award has been earned;

(k)           adjust performance goals based on Performance Factors to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code; and

(l)           make all other determinations necessary or advisable for the administration of this Plan.

4.2           Committee Discretion.  Except for Awards made to Outside Directors pursuant to Section 6 hereof, any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or the Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.  The Committee may delegate to two or more directors of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.  Notwithstanding any provision of the Plan to the contrary, administration of the Plan shall at all times be limited by the requirement that any administrative action or exercise of discretion shall be void (or suitably modified when possible) if necessary to avoid the application to any Participant of taxation under Section 409A of the Code.

5.           OPTIONS.  The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1           Form of Option Grant.  Each Option granted under this Plan will be evidenced by an Option Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2           Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date.  The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3           Exercise Period.  Options may be exercisable within the times or upon the conditions (including confirmation by the Committee of the attainment during a Performance Period of performance goals based on Performance Factors) as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Shareholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4           Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant; and (iii) the Exercise Price of an NQSO will not be less than 100% of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased may be made in accordance with Section 12.

5.5           Method of Exercise.  Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required by or desirable to the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.6           Termination.  Notwithstanding the exercise periods set forth in the Stock Option Agreement, the exercise of an Option will always be subject to the following:

(a)           If the Participant is Terminated for any reason except the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period not less than thirty (30) days or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(b)           If the Participant is Terminated because of Participant’s death (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death, or (b) twelve (12) months after the Termination Date when the Termination is for the Participant’s death, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(c)           If the Participant is Terminated because of Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than six (6) months after the Termination Date, with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s Disability, or (b) twelve (12) months after the Termination Date when the Termination is for the Participant’s Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(d)           If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

5.7           Limitations on Exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8           Limitations on ISOs.  The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed $100,000.  If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in such calendar year will be NQSOs.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9           Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and, with prior shareholder approval, authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.  Subject to Section 18 of this Plan, with prior shareholder approval and by written notice to affected Participants the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10           No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.           GRANTS TO OUTSIDE DIRECTORS.

6.1           Types of Awards.  Outside Directors are eligible to receive any type of Award offered under this Plan, except ISOs.  Awards pursuant to this Section 6 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board.

6.2           Eligibility.  Awards subject to this Section 6 shall be granted only to Outside Directors.  An Outside Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 6.

6.3           Vesting and Exercisability.  Except as set forth in Section 21.3, Awards shall vest and be exercisable as determined by the Board.

6.4           Exercise Price.  The exercise price of an Option or a SAR granted to an Outside Director shall be not less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

7.           RESTRICTED STOCK AWARDS.

7.1           Awards of Restricted Stock.  A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”).  The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

7.2           Restricted Stock Purchase Agreement.  All purchases under a Restricted Stock Award will be evidenced by a Restricted Stock Purchase Agreement, which will be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan.  A Participant accepts a Restricted Stock Award by signing and delivering to the Company a Restricted Stock Purchase Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Restricted Stock Purchase Agreement was delivered to the Participant.  If the Participant does not accept the Restricted Stock Award within thirty (30) days, then the offer of the Restricted Stock Award will terminate, unless the Committee determines otherwise.  The Restricted Stock Award, Plan and other documents may be delivered in any manner (including electronic distribution or posting) that meets applicable legal requirements.

7.3           Purchase Price.  The Purchase Price for a Restricted Stock Award will be determined by the Committee and, may be less than Fair Market Value (but not less than the par value of the Shares when required by law) on the date the Restricted Stock Award is granted.  Payment of the Purchase Price must be made in accordance with Section 12 of the Plan and the Restricted Stock Purchase Agreement, and in accordance with any procedures established by the Company, as communicated and made available to Participants.

7.4           Terms of Restricted Stock Awards.  Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law.  These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of the performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Restricted Stock Purchase Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Prior to the payment for Shares to be purchased under any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned.  Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

7.5           Termination During Performance Period.  Except as may be set forth in the Participant’s Restricted Stock Purchase Agreement, vesting ceases on such Participant’s Termination Date.

8.           STOCK BONUS AWARDS.

8.1           Awards of Stock Bonuses.  A Stock Bonus Award is an award to an eligible person of Shares (which may consist of Restricted Stock or Restricted Stock Units) for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary.  All Stock Bonus Awards shall be made pursuant to a Stock Bonus Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan.  No payment will be required for Shares awarded pursuant to a Stock Bonus Award.

8.2           Terms of Stock Bonus Awards.  The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon.  These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement.  If the Stock Bonus Award is to be earned upon the satisfaction of performance goals, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant.  Prior to the issuance of any Shares or other payment to a Participant pursuant to a Stock Bonus Award, the Committee will determine the extent to which the Stock Bonus Award has been earned.  Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.  The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee.

8.3           Form of Payment to Participant.  The Stock Bonus Award will be paid to the Participant currently.  Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment.

8.4           Termination of Participant.  In the event of a Participant’s Termination during a Performance Period or vesting period, for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus Award only to the extent earned as of the date of Termination in accordance with the Stock Bonus Agreement, unless the Committee determines otherwise.

9.           STOCK APPRECIATION RIGHTS.

9.1           Awards of SARs.  A Stock Appreciation Right (“SAR”) is an award to an eligible person that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of exercise over the Exercise Price and the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in a SAR Agreement).  The SAR may be granted for services to be rendered or for past services already rendered to the Company, or any Parent or Subsidiary.  All SARs shall be made pursuant to a SAR Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

9.2           Terms of SARs.  The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares deemed subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect on each SAR of the Participant’s Termination.  The Exercise Price of the SAR will be determined by the Committee when the SAR is granted but, may not be less than Fair Market Value on the date of grant.  A SAR may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s individual SAR Agreement.  If the SAR is being earned upon the satisfaction of performance goals, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any.  Prior to settlement of any SAR earned upon the satisfaction of performance goals pursuant to a SAR Agreement, the Committee shall determine the extent to which such SAR has been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different performance goals and other criteria.

9.3           Exercise Period and Expiration Date.  A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the SAR Agreement governing such SAR.  The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted.  The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines.

9.4           Form and Timing of Settlement.  The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

10.           RESTRICTED STOCK UNITS.

10.1           Awards of Restricted Stock Units.  A Restricted Stock Unit (“RSU”) is an award to an eligible person covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock) for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary.  All RSUs shall be made pursuant to a RSU Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan.

10.2           Terms of RSUs.  The Committee will determine the terms of a RSU including, without limitation: (a) the number of Shares deemed subject to the RSU; (b) the time or times during which the RSU may be exercised; (c) the consideration to be distributed on settlement, and the effect on each RSU of the Participant’s Termination.  A RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s individual RSU Agreement.  If the RSU is being earned upon satisfaction of performance goals, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU.  Prior to settlement of any RSU earned upon the satisfaction of performance goals pursuant to a RSU Agreement, the Committee shall determine the extent to which such RSU has been earned.  Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.  The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee.

10.3           Form and Timing of Settlement.  The portion of a RSU being settled shall be paid currently.  To the extent permissible under law, the Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

11.           PERFORMANCE SHARES.

11.1           Awards of Performance Shares.  A Performance Share Award is an award to an eligible person denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock).  Grants of Performance Shares shall be made pursuant to a Performance Share Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan.

11.2           Terms of Performance Shares.  The Committee will determine, and each Performance Share Agreement shall set forth, the terms of each award of Performance Shares including, without limitation: (a) the number of Shares deemed subject to such Award; (b) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (c) the consideration to be distributed on settlement, and the effect on each award of Performance Shares of the Participant’s Termination.  In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares.  Prior to settlement the Committee shall determine the extent to which Performance Shares have been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Shares that are subject to different Performance Periods and different performance goals and other criteria.  The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee.

11.3           Form and Timing of Settlement.  The portion of an award of Performance Shares being settled shall be paid currently.

12.           PAYMENT FOR SHARE PURCHASES.

12.1           Payment.  Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)           by cancellation of indebtedness of the Company to the Participant;

(b)           by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c)           by waiver of compensation due or accrued to the Participant for services rendered to the Company or a Parent or Subsidiary of the Company;

(d)           by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e)           by any combination of the foregoing; or

(f)           by any other method approved by the Board.

13.           WITHHOLDING TAXES.

13.1           Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.  Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

13.2           Stock Withholding.  When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

14.           TRANSFERABILITY.

14.1           General Rule.  Except as otherwise provided in this Section 14, no Award and no interest therein, shall be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and no Award may be made subject to execution, attachment or similar process.

14.2           All Awards other than NQSOs.  All Awards other than NQSOs shall be exercisable:  (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees.

14.3           NQSOs.  Unless otherwise restricted by the Committee, an NQSO shall be exercisable:  (i) during the Participant’s lifetime only by (A) the Participant, (B) the Participant’s guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by “permitted transfer;” and (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees.  “Permitted transfer” means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by the Participant during the Participant’s lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order.  A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

15.           PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1           Voting and Dividends.  No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Exercise Price pursuant to Section 15.2.

15.2           Restrictions on Shares.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Exercise Price, as the case may be.

16.           CERTIFICATES.  All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

17.           ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.  Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral.  In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve.  The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18.           EXCHANGE AND BUYOUT OF AWARDS.  Except in connection with a (i) Corporate Transaction or a (ii) stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or other similar change in the capital structure of the Company, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash or other Awards (including Options or SARs) with an exercise price that is less than the exercise price of the original Option or SAR without prior shareholder approval.

19.           SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20.           NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

21.           CORPORATE TRANSACTIONS.

21.1           Assumption or Replacement of Awards by Successor.  In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants.  In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards).  The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.  In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards will expire on such transaction at such time and on such conditions as the Board will determine.

21.2           Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such award will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Award rather than assuming an award, such new Award may be granted with a similarly adjusted Exercise Price.

21.3           Outside Directors’ Awards.  Notwithstanding any provision to the contrary, in the event of a Corporate Transaction, the vesting of all Awards granted to Outside Directors pursuant to Section 6 of this Plan will accelerate and such Awards will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22.           ADOPTION AND SHAREHOLDER APPROVAL.  This Plan shall be submitted for the approval of the Company’s shareholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23.           TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board.  This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

24.           AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25.           NONEXCLUSIVITY OF THE PLAN .  Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.           INSIDER TRADING POLICY.  Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by employees, officers and/or directors of the Company.

27.           DEFINITIONS.  As used in this Plan, the following terms will have the following meanings:

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means (a) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company, or (c) a failure to materially perform the customary duties of employee’s employment.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

“Company” means Shutterfly, Inc. or any successor corporation.

“Corporate Transaction” means (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, (d) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company; or (e) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Effective Date” means the date of the underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement is declared effective by the SEC.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:
(a)           if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(b)           if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

(c)           in the case of an Option made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(d)           if none of the foregoing is applicable, by the Committee in good faith.

“Family Member” includes any of the following:

(e)           child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

(f)           any person (other than a tenant or employee) sharing the Participant’s household;

(g)           a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

(h)           a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

(i)           any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Option Agreement” means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

“Outside Director” means a member of the Board who is not an employee of the Company or any Parent or Subsidiary.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Performance Factors” means the factors selected by the Committee from among the following measures (whether or not in comparison to other peer companies) to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

•	Net revenue and/or net revenue growth;

•	Earnings per share and/or earnings per share growth;

•	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

•	Operating income and/or operating income growth;

•	Net income and/or net income growth;

•	Total stockholder return and/or total stockholder return growth;

•	Return on equity;

•	Operating cash flow return on income;

•	Adjusted operating cash flow return on income;

•	Economic value added;

•	Individual business objectives; and

•	Company specific operational metrics.

“Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for the Award.

“Performance Share” means an Award granted pursuant to Section 11 of the Plan.

“Performance Share Agreement” means an agreement evidencing a Performance Share Award granted pursuant to Section 11 of the Plan.

“Plan” means this Shutterfly, Inc. 2006 Equity Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option.

“Restricted Stock Award” means an award of Shares pursuant to Section 7 of the Plan.

“Restricted Stock Purchase Agreement” means an agreement evidencing a Restricted Stock Award granted pursuant to Section 7 of the Plan.

“Restricted Stock Unit” means an Award granted pursuant to Section 10 of the Plan.

“RSU Agreement” means an agreement evidencing a Restricted Stock Unit Award granted pursuant to Section 10 of the Plan.

“SAR Agreement” means an agreement evidencing a Stock Appreciation Right granted pursuant to Section 9 of the Plan.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 21, and any successor security.

“Stock Appreciation Right” means an Award granted pursuant to Section 9 of the Plan.

“Stock Bonus” means an Award granted pursuant to Section 8 of the Plan.

“Stock Bonus Agreement” means an agreement evidencing a Stock Bonus Award granted pursuant to Section 8 of the Plan.

 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company.  An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing.  In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement.  The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

SHUTTERFLY, INC.
2006 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

Name:

Address:

You (the “Participant”) have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of this Notice of Stock Option Grant (the “Notice”), the 2006 Equity Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows.  The terms defined in the Plan shall have the same meanings in this Notice.

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share

Total Number of Shares

Total Exercise Price

Type of Option	_____ Non-Qualified Stock Option

_____ Incentive Stock Option

Expiration Date

Post-Termination Exercise Period:	Termination for Cause = None
Voluntary Termination = 3 Months
Termination without Cause = 3 Months
Disability = 6 Months
Death = 12 Months

Vesting Schedule:

Subject to the limitations set forth in this Notice, the Plan and the Option Agreement, the Option will vest and may be exercised, in whole or in part, in accordance with the following schedule:

1/4 of the Shares subject to the Option shall vest and become exercisable twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest and become exerciseable monthly thereafter such that the option shall become fully vested and exercisable on the fourth anniversary of the Vesting Commencement Date.

Participant acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof.  Participant  understands that Participant’s employment or consulting relationship, or service as a director, with the Company is for an unspecified duration, can be terminated at any time with or without cause (i.e., is “at-will”), and that nothing in this Notice, the Stock Option Award Agreement or the Plan changes the at-will nature of that relationship.  Participant acknowledges that the vesting of shares pursuant to this Notice is earned only by Participant’s continuing service as an employee, director or consultant of the Company.

PARTICIPANT:	SHUTTERFLY, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

SHUTTERFLY, INC.
STOCK OPTION AWARD AGREEMENT
2006 EQUITY INCENTIVE PLAN

Unless otherwise defined herein, the terms defined in the Company’s 2006 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (the “Agreement”).

You have been granted an option to purchase Shares (the “Option”), subject to the terms and conditions of the Plan, the Notice of Stock Option Grant (“Notice of Grant”) and this Agreement.

1.           Vesting Rights.  Subject to the applicable provisions of the Plan and this Agreement, this Option may be exercised, in whole or in part, in accordance with the schedule set forth in the Notice of Grant.

2.           Termination Period.

(a)           General Rule.  Except as provided below, and subject to the Plan, this Option may be exercised for 3 months after termination of Participant's employment with the Company.  In no event shall this Option be exercised later than the Term/Expiration Date set forth in the Notice of Grant.

(b)           Death; Disability.  Upon the termination of Participant’s employment with the Company by reason of his or her Disability or death, or if a Participant dies within three months of the Termination Date, this Option may be exercised for twelve months in the case of death, and six months in the case of Disability, after the Termination Date, provided that in no event shall this Option be exercised later than the Term/Expiration Date set forth in the Notice of Grant.

(c)           Cause.  Upon the termination of Participant’s employment by the Company for Cause, the Option shall expire on such date of Participant’s Termination Date.

3.           Grant of Option.  The Participant named in the Notice of Grant has been granted an Option for the number of Shares set forth in the Notice of Grant at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”).  In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.  However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option (“NSO”).

4.           Exercise of Option.

(a)           Right to Exercise.  This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice of Grant and the applicable provisions of the Plan and this Agreement.  In the event of Participant’s death, Disability, Termination for Cause or other Termination, the exercisability of the Option is governed by the applicable provisions of the Plan, the Notice of Stock Option Grant and this Agreement.

(b)           Method of Exercise.  This Option is exercisable by delivery of an exercise notice (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

(c)           No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed.  Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Participant on the date the Option is exercised with respect to such Exercised Shares.

5.           Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)           cash; or

(b)           check; or

(c)           “same day sale” (as described in Section 12.1(d)(1) of the Plan); or

(d)           other method authorized by the Company.

6.           Non-Transferability of Option.  This Option may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Participant only by the Participant.  The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

7.           Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Notice of Grant, the Plan and the terms of this Agreement.

8.           U.S. Tax Consequences.  For Participants subject to U.S. income tax, some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below.  All other Participants should consult a tax advisor for tax consequences relating to this Option in their respective jurisdiction.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)           Exercising the Option.

(i)           Nonstatutory Stock Option.  The Participant may incur regular federal income tax liability upon exercise of a NSO.  The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.  If the Participant is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(ii)           Incentive Stock Option.  If this Option qualifies as an ISO, the Participant will have no regular federal income tax liability upon its exercise, although the excess, if any, of the aggregate Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Participant to alternative minimum tax in the year of exercise.

(b)           Disposition of Shares.

(i)           NSO.  If the Participant holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

(ii)           ISO.  If the Participant holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.  If the Participant disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

(c)           Notice of Disqualifying Disposition of ISO Shares.  If the Participant sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Participant shall immediately notify the Company in writing of such disposition.  The Participant agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Participant.

(d)           Possible Effect of Section 409A of the Code.  Section 409A of the Code applies to arrangements that provide for the deferral of compensation.  Generally, a stock option granted with an exercise price per share of not less than the “fair market value” (determined in a manner consistent with Section 409A of the Code and the regulations and other guidance promulgated thereunder) per share on the date of grant of the stock option and with no other feature providing for the deferral of compensation will not be subject to Section 409A of the Code.  However, if the exercise price of the stock option is less than such “fair market value” or the stock option has another feature for the deferral of compensation, then if the stock option is not administered within the parameters established under Section 409A the optionholder will be subject to additional taxes.  Also, the amount deemed to be deferred compensation under Section 409A of the Code will be subject to ordinary income and employment taxes (in this respect the IRS has not yet indicated how it will calculate the amount of deferred compensation subject to tax and the timing and frequency of taxation, but it seems likely that the income will be measured and taxes imposed at least on the vesting dates of the stock option).  If Section 409A of the Code does apply to this Option, then special rules apply to the timing of making and effecting certain amendments of this Option with respect to distribution of any deferred compensation.

9.           Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan, the Notice of Grant, and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant.  This agreement is governed by California law except for that body of law pertaining to conflict of laws.

10.           No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s employment, for any reason, with or without cause.

By your signature and the signature of the Company’s representative on the Notice of Grant, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, the Notice of Grant, and this Agreement.  Participant has reviewed the Plan, the Notice of Grant, and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice of Grant, and fully understands all provisions of the Plan, the Notice of Grant, and this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant, and the Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated on the Notice of Grant.

No.  _____

SHUTTERFLY, INC.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION EXERCISE AGREEMENT

This Stock Option Exercise Agreement (the "Exercise Agreement") is made and entered into as of ____________________, _____ (the "Effective Date") by and between Shutterfly, Inc., a Delaware corporation (the "Company"), and the purchaser named below (the "Purchaser").  Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2006 Equity Incentive Plan (the "Plan").

Purchaser:

Social Security Number:

Address:

Total Number of Shares:

Exercise Price Per Share:

Type of Stock Option

(Check one):	☐ Incentive Stock Option
☐ Nonqualified Stock Option

1.           EXERCISE OF OPTION.

1.1           Exercise.  Pursuant to exercise of that certain option (the "Option") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "Shares") of the Company's Common Stock, at the Exercise Price Per Share set forth above (the "Exercise Price").  As used in this Exercise Agreement, the term "Shares" refers to the Shares purchased under this Exercise Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

1.2           Title to Shares.  The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

Purchaser desires to take title to the Shares as follows:

☐	Individual, as separate property

☐	Husband and wife, as community property

☐	Joint Tenants

☐	Other; please specify:

1.3           Payment.  Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

☐	in cash (by check) in the amount of $____________, receipt of which is acknowledged by the Company;

☐
by delivery of _________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser which have been paid for within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current fair market value of $___________ per share;

☐	through a “same day sale” commitment from the Purchaser or Authorized Transferee and an NASD Dealer meeting the requirements of the Company’s “same day sale” procedures and in accordance with law; or

☐	through a “margin” commitment from Purchaser or Authorized Transferee and an NASD Dealer meeting the requirements of the Company’s “margin” procedures and in accordance with law.

2.           DELIVERY.

2.1           Deliveries by Purchaser.  Purchaser hereby delivers to the Company (i) this Exercise Agreement and (ii) the Exercise Price and payment or other provision for any applicable tax obligations.

2.2           Deliveries by the Company.  Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser.

3.           REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser represents and warrants to the Company that:

3.1           Agrees to Terms of the Plan.  Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions.  Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

3.2           Access to Information.  Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

3.3           Understanding of Risks.  Purchaser has received and reviewed the Form S-8 prospectus for the Plan and Shares and is fully aware of:  (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the qualifications and backgrounds of the management of the Company; and (iv) the tax consequences of investment in the Shares.  Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

4.           COMPLIANCE WITH SECURITIES LAWS.  Purchaser understands and acknowledges that the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws.  Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

5.           RESTRICTED SECURITIES.

5.1           No Transfer Unless Registered or Exempt.  Purchaser understands that Purchaser may not transfer any Shares except when such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available.  Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares, and may withdraw any such registration statement at any time after filing.  Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

5.2           SEC Rule 144.  If Purchaser is an “affiliate” for purposes of Rule 144 promulgated under the Securities Act, then in addition, Purchaser has been advised that Rule 144 requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144).  Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

6.           RIGHTS AS A STOCKHOLDER.  Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares.

7.           RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

7.1           Legends.  Purchaser understands and agrees that the Company will place any legends that may be required by state or U.S. Federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or, subject to the assent of the Company, any agreement between Purchaser and any third party.

7.2           Stop-Transfer Instructions.  Purchaser agrees that, to ensure compliance with any restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

7.3           Refusal to Transfer.  The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

8.           TAX CONSEQUENCES.  PURCHASER UNDERSTANDS AND REPRESENTS:  (i) THAT PURCHASER HAS REVIEWED THE PROSPECTUS PREPARED FOR THE PLAN AND CONSULTED PURCHASER’S PERSONAL TAX ADVISER IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.  SET FORTH BELOW IS A BRIEF SUMMARY AS OF THE DATE THE PLAN WAS ADOPTED BY THE BOARD OF SOME OF THE U.S. FEDERAL TAX CONSEQUENCES OF EXERCISE OF THE OPTION AND DISPOSITION OF THE SHARES.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  PURCHASER SHOULD CONSULT THE PROSPECTUS AND PURCHASER’S PERSONAL TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

8.1           Exercise of Incentive Stock Option.  If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

8.2           Exercise of Nonqualified Stock Option.  If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability upon the exercise of the Option.  Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

8.3           Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

(a)           Incentive Stock Options.  If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal income tax purposes.  If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

(b)           Nonqualified Stock Options.  If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

(c)           Withholding.  The Company may be required to withhold from the Purchaser’s compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

9.           COMPLIANCE WITH LAWS AND REGULATIONS.  The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

10.           SUCCESSORS AND ASSIGNS.  The Company may assign any of its rights under this Exercise Agreement.  No other party to this Exercise Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Exercise Agreement, except with the prior written consent of the Company.  This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

11.           GOVERNING LAW.  This Exercise Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

12.           NOTICES.  Any and all notices required or permitted to be given to a party pursuant to the provisions of this Exercise Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Exercise Agreement on the earliest of the following:  (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.  All notices for delivery outside the United States will be sent by express courier.  All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Exercise Agreement, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto.  Notices to the Company will be marked "Attention:  Stock Plan Administration".

13.           FURTHER ASSURANCES.  The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

14.           TITLES AND HEADINGS.  The titles, captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement.  Unless otherwise specifically stated, all references herein to "sections" will mean "sections" to this Exercise Agreement.

15.           ENTIRE AGREEMENT.  The Plan, the Stock Option Agreement and this Exercise Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

16.           COUNTERPARTS.  This Exercise Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

17.           SEVERABILITY.  If any provision of this Exercise Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto.  If such clause or provision cannot be so enforced, such provision shall be stricken from this Exercise Agreement and the remainder of this Exercise Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Exercise Agreement.  Notwithstanding the forgoing, if the value of this Exercise Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

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IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement as of the Effective Date, indicated above.

SHUTTERFLY, INC.	PURCHASER

By:
(Signature)

(Please print name)	(Please print name)

(Please print title)

Address:	Address:

Fax No.:	Fax No.

Phone No.:	Phone No.:

Signature page to Shutterfly, Inc. Stock Option Exercise Agreement No. ___

SHUTTERFLY, INC.

2006 Equity Incentive Plan

NOTICE OF RESTRICTED STOCK AWARD
GRANT NUMBER:

You have been granted an award of Restricted Shares of Common Stock of Shutterfly, Inc. (the “Company”) under the Company’s 2006 Equity Incentive Plan (the “Plan”) on the following terms:

1. Name of Grantee:

2. Total Number of Restricted Shares Awarded:

3. Fair Market Value per Restricted Share:	$

4. Total Fair Market Value of Award:	$

5. Purchase Price per Restricted Share:	$

6. Total Purchase Price for all Restricted Shares:	$

7. Date of Grant:

8. Vesting Commencement Date.

9.     Vesting Schedule:  [Subject to your continued service as an employee, director or consultant of the Company, Vesting schedule to be provided here.]

By your signature and the signature of the Company’s representative below, you and the Company agree that the Award of Restricted Shares is governed by the terms and conditions of the Plan and the Restricted Share Agreement (together with this notice the “Restricted Stock Purchase Agreement”), which is attached hereto.  If the Restricted Stock Purchase Agreement is not executed by you within thirty (30) days of the Date of Grant above, then this grant shall be void.

SHUTTERFLY, INC.	RECIPIENT:

By:	Signature

Its:	Please Print Name

SHUTTERFLY, INC.

2006 Equity Incentive Plan

RESTRICTED SHARE AGREEMENT

THIS RESTRICTED SHARE AGREEMENT (this “Agreement”) is made as of __________________, 20__ by and between Shutterfly, Inc., a Delaware corporation (the “Company”), and ___________________________________ (“Participant”) pursuant to the Company’s 2006 Equity Incentive Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan.

1.           Sale of Stock.  Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Participant, and Participant agrees to purchase from the Company the number of Shares shown on the Notice of Restricted Stock Award at a purchase price of $________ per Share. The per Share purchase price of the Shares shall be not less than the par value of the Shares as of the date of the offer of such Shares to the Participant. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Participant is entitled by reason of Participant’s ownership of the Shares.

2.           Time and Place of Exercise.  The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Participant shall agree (the “Purchase Date”). On the Purchase Date, the Company will issue in Participant’s name a stock certificate representing the Shares to be purchased by Participant against payment of the purchase price therefor by Participant by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Participant, (c) Participant’s personal services that the Committee has determined have already been rendered to the Company and have a value not less than aggregate par value of the Shares to be issued Participant, or (d) a combination of the foregoing.

3.           Restrictions on Resale.  By signing this Agreement, Participant agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Participant is providing Service to the Company or a Subsidiary of the Company.

3.1           Repurchase Right on Termination Other Than for Cause.  For the purposes of this Agreement, a “Repurchase Event” shall mean an occurrence of one of:

(i)           termination of Participant’s service, whether voluntary or involuntary and with or without cause;

(ii)          resignation, retirement or death of Participant; or

(iii)        any attempted transfer by Participant of the Shares, or any interest therein, in violation of this Agreement.

Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase the Shares of Participant at a price equal to the Price (the “Repurchase Right”).  The Repurchase Right shall lapse in accordance with the vesting schedule set forth in the Notice of Restricted Stock Award.  For purposes of this Agreement, “Unvested Shares” means Stock pursuant to which the Company’s Repurchase Right has not lapsed.

3.2           Exercise of Repurchase Right.  Unless the Company provides written notice to Participant within 90 days from the date of termination of Participant’s employment or consulting relationship that the Company does not intend to exercise its Repurchase Right with respect to some or all of the Unvested Shares, the Repurchase Right shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Participant that it is exercising its Repurchase Right as of a date prior to such 90th day.  Unless Participant is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Right as to some or all of the Unvested Shares, execution of this Agreement by Participant constitutes written notice to Participant of the Company’s intention to exercise its Repurchase Right with respect to all Unvested Shares to which such Repurchase Right applies at the time of Termination of Participant.    The Company, at its choice, may satisfy its payment obligation to Participant with respect to exercise of the Repurchase Right by either (A) delivering a check to Participant in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event Participant is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price.  In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, such cancellation of indebtedness shall be deemed automatically to occur as of the 90th day following termination of Participant’s employment or consulting relationship unless the Company otherwise satisfies its payment obligations.  As a result of any repurchase of Unvested Shares pursuant to the Repurchase Right, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Participant.

3.3           Acceptance of Restrictions.  Acceptance of the Shares shall constitute Participant’s agreement to such restrictions and the legending of his or her certificates with respect thereto.  Notwithstanding such restrictions, however, so long as Participant is the holder of the Shares, or any portion thereof, he or she shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

3.4           Non-Transferability of Unvested Shares.  In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and Participant, Participant may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by a duly authorized representative of the Company.  Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever.  Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy.  In the event the Company consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right.  In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Participant for consideration equal to the amount to be paid by the Company hereunder.  In the event the Repurchase Right is deemed exercised by the Company, the Company may deem any transferee to have transferred the Shares or interest to Participant prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Participant’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Participant for such Shares or interest.

3.5           Assignment.  The Repurchase Right may be assigned by the Company in whole or in part to any persons or organization.

4.           Restrictive Legends and Stop Transfer Orders.

4.1           Legends.  The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARE REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

4.2           Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

4.3           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

5.           No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s employment, for any reason, with or without cause.

6.           Miscellaneous.

6.1           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

6.2           The Plan and Other Agreements; Enforcement of Rights.  The text of the Plan and the Notice of Restricted Stock Award to which this Agreement is attached are incorporated into this Agreement by reference. This Agreement, the Plan and the Notice of Restricted Stock Award to which this Agreement is attached constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Restricted Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

6.3           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i)such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

6.4           Construction.  This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

6.5           Notices.  Any notice to be given under the terms of the Plan shall be addressed to the Company in care or its principal office, and any notice to be given to the Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.

6.6           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.

6.7           Successors and Assigns.  The rights and benefits of this Agreement shall inure to the benefit of., and be enforceable by, the Company’s successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

6.8           U.S. Tax Consequences.  Upon vesting of Shares, Participant will include in taxable income the difference between the fair market value of the vesting Shares, as determined on the date of their vesting, and the price paid for the Shares.  This will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law.  In the absence of an Election (defined below) the Company shall withhold a number of vesting Shares with a fair market value (determined on the date of their vesting) equal to the amount the Company is required to withhold for income and employment taxes. If Participant makes an Election, then Participant must, prior to making the Election, pay in cash (or check) to the Company an amount equal to the amount the Company is required to withhold for income and employment taxes.

7.           Section 83(b) Election.  Participant hereby acknowledges that he or she has been informed that, with respect to the purchase of the Shares, an election may be filed by the Participant with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase (the “Election”).  Making the Election will result in recognition of taxable income to the Participant on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares.  Absent such an Election, taxable income will be measured and recognized by Participant at the time or times on which the Company’s Repurchase Right lapses.  Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election.  PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY PARTICIPANT’S RESPONSIBILITY, AND NOT THE COMPANY’S RESPONSIBILITY, TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY, OR ITS REPRESENTATIVE, TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

The parties have executed this Agreement as of the date first set forth above.

SHUTTERFLY, INC.

By:

Its:

RECIPIENT:

Signature

Please Print Name

RECEIPT

Shutterfly, Inc. hereby acknowledges receipt of (check as applicable):

☐  A check in the amount of $_______________

☐  The cancellation of indebtedness in the amount of $_______________

given by _____________________ as consideration for Certificate No. -________ for ________________ shares of Common Stock of Shutterfly, Inc.

Dated:

SHUTTERFLY, INC.

By:

Its:

RECEIPT AND CONSENT

The undersigned Participant hereby acknowledges receipt of a photocopy of Certificate No. -________ for ________________ shares of Common Stock of Shutterfly, Inc. (the “Company”)

The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Shares Agreement that Participant has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name.To facilitate any transfer of Shares to the Company pursuant to the Restricted Shares Agreement, Participant has executed the attached Assignment Separate from Certificate.

Dated:	, 20

Signature

Please Print Name

STOCK POWER AND ASSIGNMENT
SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Share Agreement dated as of __________________, ____, [COMPLETE AT THE TIME OF PURCHASE] (the “Agreement”), the undersigned Participant hereby sells, assigns and transfers unto ___________________________, __________ shares of the Common Stock $0.001, par value per share, of Shutterfly, Inc., a Delaware corporation (the “Company”), standing in the undersigned's name on the books of the Company represented by Certificate No(s).  ______ [COMPLETE AT THE TIME OF PURCHASE] delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.  THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:	,

PARTICIPANT

(Signature)

(Please Print Name)

Instructions to Participant:  Please do not fill in any blanks other than the signature line.  The purpose of this document is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its “Repurchase Right” set forth in the Agreement without requiring additional action by the Participant.

SHUTTERFLY, INC.
2006 EQUITY INCENTIVE PLAN
NOTICE OF STOCK BONUS AWARD
GRANT NUMBER:  _____________

The terms defined in the Company’s 2006 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Stock Bonus Award (“Notice of Grant”).

Name:

Address:

You (“Participant”) have been granted an award of Shares, subject to the terms and conditions of the Plan and the attached Stock Bonus Award Agreement to the Plan (available in hard copy by request), as follows:

Number of Shares:

Date of Grant:

First Vesting Date:	[	]

Expiration Date:	The date on which all the Shares granted hereunder become vested, with earlier expiration upon the Termination Date

[Vesting Schedule:  The Shares will vest as follows:  Subject to your continued service as an employee, director or consultant of the Company, on ________________________________.]

I, __________________, (“Participant”) understand that my employment or consulting relationship, or service as a director, with the Company is for an unspecified duration, can be terminated at any time with or without cause (i.e., is “at-will”), and that nothing in this Notice of Grant, the Attached Stock Bonus Agreement or the Plan changes the at-will nature of that relationship.  I acknowledge that the vesting of the Shares pursuant to this Notice of Grant is earned only by my continuing service as an employee, director or consultant of the Company.  I also understand that this Notice of Grant is subject to the terms and conditions of both the Stock Bonus Agreement and the Plan, both of which are incorporated herein by reference.  I have read both the Stock Bonus Agreement and the Plan.

PARTICIPANT	SHUTTERFLY, INC.

Signature:	By:

Print Name:	Its:

SHUTTERFLY, INC.
STOCK BONUS AGREEMENT TO THE
SHUTTERFLY, INC. 2006 EQUITY INCENTIVE PLAN

Unless otherwise defined herein, the terms defined in the Company’s 2006 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Bonus Agreement (the “Agreement”).

You have been granted a Stock Bonus Award (“Stock Bonus Award”) subject to the terms, restrictions and conditions of the Plan, the Notice of Stock Bonus Award (“Notice of Grant”) and this Agreement.

1.           Settlement.  Stock Bonus Awards shall be settled in Shares and the Company’s transfer agent shall record ownership of such Shares in Participant’s name as soon as reasonably practicable.

2.           Stockholder Rights.  Participant shall have no right to dividends or to vote such Shares other than as provided under Section 15 of the Plan and applicable law.

3.           Non-Transferable.  Unvested Shares, and unvested Stock Bonus Awards, and any interest in either shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by Participant or any person whose interest derives from Participant’s interest.  “Unvested Shares” are Shares that have not yet vested pursuant to the terms of the vesting schedule set forth in the Notice of Grant.

4.           Termination.  If Participant’s continuous employment with the Company or any of its subsidiaries shall terminate for any reason, all Unvested Shares shall be forfeited to the Company forthwith, and all rights of Participant to such Unvested Shares shall immediately terminate.  In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

5.           Acknowledgement.  The Company and Participant agree that the Stock Bonus Award is granted under and governed by this Agreement the Notice of Grant and by the provisions of the Plan (incorporated herein by reference).  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Stock Bonus Award subject to all of the terms and conditions set forth herein and those set forth in the Plan, this Agreement and the Notice of Grant.

6.           Tax Consequences.  Participant acknowledges that there will be tax consequences upon vesting of the Stock Bonus Awards or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such vesting or disposition.    The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company.  Before any shares subject to this Agreement are issued, the Participant must provide funds to the Company equal to the amount of the Company’s tax withholding obligations(s).  Information on possible arrangements can be obtained from the Company.  Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement.

7.           Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

8.           Successors and Assigns.  The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

9.           Governing Law; Severability.  The Plan and Notice of Grant are incorporated herein by reference.  The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.  This Agreement is governed by California law except for that body of law pertaining to conflict of laws.  If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

10.           No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment, for any reason, with or without cause.

By your signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this Stock Bonus Award is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement.  Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement.  Participant further agrees to notify the Company upon any change in Participant’s residence address.

SHUTTERFLY, INC.
2006 EQUITY INCENTIVE PLAN
NOTICE OF STOCK APPRECIATION RIGHT AWARD
GRANT NUMBER:    ____________________

The terms defined in the Company’s 2006 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Stock Appreciation Right Award (“Notice of Grant”).

Name:

Address:

You (“Participant”) have been granted an award of Stock Appreciation Rights (“SARs”), subject to the terms and conditions of the Plan and the attached Stock Appreciation Right Award Agreement (hereinafter “SAR Agreement”) to the Plan (available in hard copy by request), as follows:

Number of SARs:

Maximum Number of Shares Issuable:

Date of Grant:

Fair Market Value of a Share on Date of Grant:

First Vesting Date:	[	]

Expiration Date:	The date on which settlement of all SARs granted hereunder occurs, with earlier expiration upon the Termination Date

[Vesting Schedule:  The SARs will vest as follows:  ________________________________, subject to your continued service as an employee, director or consultant of the Company.]

I, __________________, (“Participant”) understand that my employment or consulting relationship, or service as a director, with the Company is for an unspecified duration, can be terminated at any time with or without cause (i.e., is “at-will”), and that nothing in this Notice of Grant or the Plan changes the at-will nature of that relationship.  I acknowledge that the vesting of the SARs pursuant to this Notice of Grant is earned only by my continuing service as an employee, director or consultant of the Company.  I also understand that this Notice of Grant is subject to the terms and conditions of both the SAR Agreement and the Plan, both of which are incorporated herein by reference.  I have read both the SAR Agreement and the Plan.

PARTICIPANT	SHUTTERFLY, INC.

Signature:	By:

Print Name:	Its:

SHUTTERFLY, INC.
STOCK APPRECIATION RIGHT AWARD AGREEMENT TO THE
SHUTTERFLY, INC. 2006 EQUITY INCENTIVE PLAN

Unless otherwise defined herein, the terms defined in the Company’s 2006 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Appreciation Right Award Agreement (the “Agreement”).
You have been granted Stock Appreciation Rights (“SARs”) subject to the terms and conditions of the Plan, the Notice of Stock Appreciation Rights Award (“Notice of Grant”) and this Agreement.

1.           Settlement.  Settlement of SARs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice of Grant.  Settlement of SARs shall be in Shares, except no fractional shares will be issued in settlement of SARs.  Any amounts attributable to a fractional share will be settled in cash.

2.           No Stockholder Rights.  Unless and until such time as Shares are issued in settlement of SARs, Participant shall have no ownership of the Shares allocated to the SARs and shall have no right to vote such Shares, subject to the terms, conditions and restrictions described in the Plan and herein.

3.           Dividend Equivalents.   Dividends, if any (whether in cash or Shares), shall not be credited to Participant.

4.           No Transfer.  The SARs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

5.           Termination.  If Participant’s continuous employment with the Company or any of its subsidiaries shall terminate for any reason, all unvested SARs shall be forfeited to the Company forthwith, and all rights of Participant to such SARs shall immediately terminate.  In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

6.           Acknowledgement.  The Company and Participant agree that the SARs are granted under and governed by this Agreement and by the provisions of the Plan (incorporated herein by reference).  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the SARs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.

7.           Tax Consequences.  Participant acknowledges that there will be tax consequences upon settlement of the SARs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser prior to such settlement or disposition.  Applicable withholding taxes shall be satisfied by the Company by withholding the applicable number of Shares otherwise deliverable upon settlement of the SAR in accordance with rules and procedures established by the Committee.   There is no tax event upon granting of an SAR.  Upon settlement of the SAR, Participant will include in income the fair market value of the Shares subject to the Shares payable in accordance with settlement of the SAR.  The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company.  Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held greater than one year from the date of settlement.

8.           Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

9.           Successors and Assigns.  The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

10.           Governing Law; Severability.  The Plan and Notice of Grant are incorporated herein by reference.  The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.  This Agreement is governed by California law except for that body of law pertaining to conflict of laws.  If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

11.           No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment, for any reason, with or without cause.

By your signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this SAR is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement.  Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement.  Participant further agrees to notify the Company upon any change in Participant’s residence address.

SHUTTERFLY, INC.
2006 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD (U.S. FORM)
GRANT NUMBER:  ________

The terms defined in Shutterfly, Inc.’s 2006 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (“Notice of Grant”).

Name:

Address:

You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”), subject to the terms and conditions of the Plan and the attached Award Agreement (Restricted Stock Units) (hereinafter “RSU Agreement”) to the Plan (available in hard copy by request), as follows:

Number of RSUs:

Date of Grant:

Expiration Date:  The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date

Vesting Schedule:  The RSUs will vest as follows: [Subject to your continued service as an employee, director or consultant of the Company ___________________________________.]

Participant understands that his service relationship with the Company (and/or Parent or Subsidiary) is for an unspecified duration, can be terminated at any time with or without cause (i.e., is “at-will”), and that nothing in this Notice of Grant, the Attached Award Agreement or the Plan changes the at-will nature of that relationship.

Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant ceases on the Termination Date.  Participant also understands that this Notice of Grant is subject to the terms and conditions of both the RSU Agreement and the Plan, both of which are incorporated herein by reference.  Participant acknowledges that he has read both the RSU Agreement and the Plan.

PARTICIPANT	SHUTTERFLY, INC.

Signature:	By:

Print Name:	Its:

SHUTTERFLY, INC.
AWARD AGREEMENT (RESTRICTED STOCK UNITS) TO THE
SHUTTERFLY, INC. 2006 EQUITY INCENTIVE PLAN
(U.S. FORM)

Unless otherwise defined herein, the terms defined in Shutterfly, Inc.’s 2006 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units) (the “Agreement”).

You have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Grant (“Notice of Grant”) and this Agreement.

1.           Settlement.  Settlement of RSUs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice of Grant.  Settlement of RSUs shall be in Shares.

2.           No Stockholder Rights.  Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right dividends or to vote such Shares.

3.           Dividend Equivalents.   Dividends, if any (whether in cash or Shares), shall not be credited to Participant.

4.           No Transfer.  The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

5.           Termination.  If Participant’s service Terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate.  In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

6.           Acknowledgement.  The Company and Participant agree that the RSUs are granted under and governed by this Agreement and by the provisions of the Plan (incorporated herein by reference).  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.

7.           U.S. Tax Consequences.  Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition.  Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU.  The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law (the “Tax Withholding Obligation”).  Upon vesting of the Shares in accordance with Vesting Schedule set forth in the Notice, such vested Shares, minus the number of Shares sold to offset the Tax Withholding Obligation (as defined herein) described in Section 4 of this Agreement, will be deposited directly into the Grantee’s account with the brokerage firm so designated by the Company for this purpose (hereinafter, the “Designated Brokerage Firm”).  Participant’s acceptance of this Award constitutes Participant’s authorization to the Company to sell on Participant’s behalf a whole number of Shares from those Shares issuable to Participant as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the minimum applicable Tax Withholding Obligation.  Participant has entered into or will enter into an instruction under Rule 10b5-1 to authorize the sale described in this Section 4.  Participant shall also complete any one-time sale authorization form required by the Designated Brokerage Firm.  Such Shares shall be sold on the first trading day immediately following the day on which such Tax Withholding Obligation arises (e.g., a vesting date) with a market order at the opening of such trading day by the Designated Brokerage Firm.  The Participant shall be responsible for all broker’s fees and other costs of sale, and the Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale.  To the extent the proceeds of such sale exceed Participant’s minimum Tax Withholding Obligation, the excess will be placed in the Participant’s account with the Designated Brokerage Firm.  Participant acknowledges that the Company or the Designated Brokerage Firm is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Participant’s minimum Tax Withholding Obligation.  Participant is responsible for payment of any additional amounts to satisfy Participant’s minimum Tax Withholding Obligation.  In such event, the Company shall contact Participant regarding the manner in which such additional amount will be remitted to the Company.  Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement.  Further, a RSU may be considered a deferral of compensation that is subject to Section 409A of the Code.  Section 409A of the Code imposes special rules to the timing of making and effecting certain amendments of this RSU with respect to distribution of any deferred compensation.  You should consult your personal tax advisor for more information on the actual and potential tax consequences of this RSU.

8.           Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

9.           Successors and Assigns.  The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

10.           Governing Law; Severability.  The Plan and Notice of Grant are incorporated herein by reference.  The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.  This Agreement is governed by California law except for that body of law pertaining to conflict of laws.  If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

11.           No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s employment, for any reason, with or without cause.

By your signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement.  Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement.  Participant further agrees to notify the Company upon any change in Participant’s residence address.